EXHIBIT10.12

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made to be effective June 1, 2006 (the “Effective Date”), by and between PERFICIENT, INC. (“Tenant”), and CARRAMERICA REALTY, L.P., t/a The Setting (“Landlord”) (Tenant and Landlord sometimes collectively referred to herein as the “Parties”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain Lease dated as of April 7, 2003 (the “Original Lease”), and that certain Amendment to Lease dated effective May 31, 2005 (the “First Amendment”) (the Original Lease and the First Amendment being collectively referred to herein as, the “Lease”), pertaining to the lease of certain premises located in Travis County, Texas, consisting of approximately 2,701 rentable square feet in Suite 220 of that certain office building locally known as Building III of “The Setting,” 1120 South Capital of Texas Highway, Austin, Texas 78750;

WHEREAS, the term of the Lease expires on May 31, 2006; and

WHEREAS, Tenant desires to extend the term of the Lease in accordance with the renewal option set forth thereof and to make certain other modifications, and Landlord has agreed to such modifications in accordance with the provisions of this Second Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter made, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.    Extension of Lease. As of the Effective Date, the Term of the Lease is hereby extended to expire on May 31, 2008.

2.    Base Rent. Landlord and Tenant hereby agree that, as of the Effective Date, the Base Rent applicable to the Leased Premises shall be as follows:

Period	Monthly Rent	Annual Rent

06/01/06-05/31/07	$2,701.00	$32,412.00 ($12.00 psf	)
06/01/07-05/31/08	$2,813.54	$33,762.50 ($12.50 psf	)

3.    Operating Cost Share Rent. Tenant further acknowledges and agrees that it shall be liable for the payment of Operating Cost Share Rent and Additional Rent, as specified in the Lease.

4.    Tenant Improvements. Except as provided for in Exhibit A attached hereto and subject to all of the applicable covenants, obligations, terms and conditions of the Lease (as modified hereby), Tenant acknowledges that it is currently occupying the Premises and has accepted the Premises in their current “AS-IS,” “WHERE IS,” “WITH ALL FAULTS” basis, and is satisfied with its condition.

5.    Extension Option. Tenant hereby acknowledges and agrees that it is exercising its Extension Option as set forth in the First Amendment and shall have no further options or extensions with regard to the Lease.

6.    Miscellaneous.

a. All terms and conditions of the Lease not expressly modified by this Second Amendment shall remain in full force and effect, and, in the event of any inconsistencies between this Second Amendment and the terms of the Lease, the terms set forth in this Second Amendment shall govern and control. Except as expressly amended hereby, the Lease shall remain in full force and effect as of the date thereof.

b. Captions used herein are for convenience only and are not to be utilized to ascribe any meaning to the contents thereof. Unless defined differently herein or the context clearly requires otherwise, all terms used in this Second Amendment shall have the meanings ascribed to them under the Lease.

c. This Second Amendment (i) shall be binding upon and shall inure to the benefit of each of the Parties and their respective successors, assigns, receivers and trustees; (ii) may be modified or amended only by a written agreement executed by each of the Parties; and (iii) shall be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the Parties hereby execute this Second Amendment to be effective as of the Effective Date.

(SIGNATURE PAGE FOLLOWS)

TENANT: PERFICIENT, INC.

By:	/s/ Michael D. Hill
Name: Michael D. Hill
Title: CFO

LANDLORD: CARRAMERICA REALTY, L.P., t/a The Setting

By:	CarrAmerica Realty GP Holdings, LLC., a Delaware limited liability company, its general partner

By:	CarrAmerica Realty Operating Partnership, LP, a Delaware limited partnership, is sole member

By:	CarrAmerica Realty Corporation, a Maryland corporation, its general partner

By:
Name:
Title: